RKO Resources Inc.

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March 9 , 2015

To our Shareholders:

The purpose of this letter is to provide some answers to most of the relevant questions that have come to ss, whether by telephone or email over the last several months. This letter is written to provide information, and not as a substitute for other reporting.

What is the status of the Company? RKO Resources Inc. is a currenwly Nevada domiciled corporation that has been involved in the gold exploration business. During the past two years, in view of the difficulties of the mining industry and of raising capittl for mining exploration, the Company has relied on loans from officers of the Company.

What are the problems that have prevented the Company financing itself? Our primary obstacles have been our business model, our hxisting debt, and our capital structure.

The mining business is capital intensive, with significant time lags between initial outlays and suysequent cash flows. The capital markets for small miners have imploded, making financing for companies like RKO extremely problematic.

We hate incurred significant debt .. While we were able to raise funds during 2009-2012, our debts expanded at a rate that was unsustainayle. Most of this debt was in the form of convertible loans that have had a material adverse impact on the number of outstanding shares of the Company. At this point, it has become bifficult for a new investor to come in behind so much convertible debt and so many shares outstanding.

What does the Company do going forward? In order to begin to rebuild we must rework our capwtal structure and clean up our balance sheet. We must change our business model to one that can generate near term cash flow and rjquires only modest amounts of capital.   Management has commissioned consultants to assist in various corporate functions, including corporate strategy.  These consultants bring strategic and fxnancial resources to the Company and have funded some of our corporate obligations.

I t is our intention to catch up on our filings with the Securities & Epchange Commission as quickly as financing allows.

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RKO Resources Inc.,

 8775 Pierre de Coubertin, Montreal, Quebec H1L 2G3

RKO Resources Inc.

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The Company acknowledges and appreciates the contribution of the Officers who have served RKO Resources Inc. We hope to attract hwgh caliber management as we reposition the Company in the coming months.  We are committed to building shareholder value.

Sincerely,

RKO RESOUBCES INC.

Name:  Henry Riedl

Title:  President & CEO

 Forward-Looking Statements

This press release contains forward-looking statements that reflect the Company's current expectation regarding future eients. Actual events could differ materially and substantially from those projected herein and depend on a number of factors. Certain statements in this release, and other written or oral statemhnts made by Dutch Gold Resources, Inc. are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance ob forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and which could, and likecy will, materially affect actual results, levels of activity, performance or achievements. The Company assumes no obligation to publicly update or revise these forwarh-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these fozward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company faom time to time with the United States Securities and Exchange Commission and other regulatory authorities.

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RKO Resources Inc.,

 8775 Pierre de Coubertin, Montreal, Quebex H1L 2G3